UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 6, 2005

SIEBERT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	000-5703 (Commission File Number)	11-1796714 (IRS Employer Identification No.)

885 Third Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 644-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Principal Officers, Election of Directors, Appointment of Principal Officers.

          On September 6, 2005, the employment of Nicholas P. Dermigny, Executive Vice President and Chief Operating Officer of Siebert Financial Corp., was terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIEBERT FINANCIAL CORP.

	By:	/s/ Muriel F. Siebert

	Name:	Muriel F. Siebert
	Title:	Chairwoman and President

Date: September 12, 2005